Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with Starwood Property Trust, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended March 31, 2012 (the “Report”), I, Barry S. Sternlicht, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2012	/s/ BARRY S. STERNLICHT
Barry S. Sternlicht
Chief Executive Officer